JBI Inc.
Annual General Meeting

July 23, 2012

Plastic2Oil

JBI

This presentation contains statements, which may constitute "forward looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act. The Private Securities Litigation Reform Act of 1995 (PSLRA) implemented several significant substantive changes affecting certain cases brought under the federal securities laws, including changes related to pleading, discovery, liability, class representation and awards fees as of 1995. Those statements include statements regarding the intent, belief or current expectations of JBI, Inc, ("JBI") and members of its management as well as the assumptions on which such statements are based, including the expected timing of the Company's Form 10-K, execution of the proposed agreements described above and consummation of the transactions contemplated by such agreements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, but are not limited to: (1) JBI has a history of net losses, and may not be profitable in the future; (2) JBI may not be able to obtain necessary licenses, rights and permits required to develop or operate our Plastic2Oil business, and may encounter environmental or occupational, safety and health conditions or requirements that would adversely affect its business; and (3) JBI may experience delays in the commercial operations of its Plastic2Oil machines and there is no assurance that they can be operated profitably. For a more detailed discussion of such risks and other factors, see the Company's amended Annual Report on Form 10-K/A, filed on April 30, 2012, with the Securities and Exchange Commission, and its other SEC filings. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Plastic2Oil®

Plastic2Oil®

Christine Merrick

R&D Manager

JBI

JBI Inc.
Annual General Meeting

July 23, 2012

Plastic2Oil®

Plastic2Oil®

Matthew Ingham, CPA

Chief Financial Officer

JBI

Proxy Votes

Review of Proxy Statement and voting to be held in the formal section of the meeting



UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ **Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)**
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

JBL INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Ru
which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the f
was paid previously. Identify the previous filing by registration statement
(1) Amount Previously Paid:

Highlights Fiscal Y/E Dec. 31, 2011

- Cash position January 1, 2011 - $724,000
- Cash position December 31, 2011 - $2.5 million
- Financing – June 2011, $5.7 million
- Debt position
  - No notes payable, term loans or lines of credit
  - Capital lease (secured)
  - Mortgage: Thorold, ON building (secured)

2012 Subsequent Events

- Strengthened financial systems
- Financial team expanded
- Financing
  - January 2012: $2.9 million
  - May 2012: $11.3 million

JBI

Plastic2Oil®

Plastic2Oil®

JBI

Plastic2Oil®

John Bordynuik

Founder & Chief of Technology

JBI

Chief of Technology

- Operation of current processors at the Niagara Falls Plant
- Fabrication of new machines as we bring them online in Niagara Falls and in other locations
- Continued development of R&D to further advance the current P2O process.


JBI

Evolution of the Processor





JBI

Plastic2Oil®

Evolution of the P2O Processor



- Feeding the machine
- Pre-melt reactor
- Back-end refining
- Off-gas system
- Modular design
- Fuel storage

Feeding the Beast







JBI

Plastic2Oil®

Feeding the Beast







JBI

Plastic2Oil®

Reactors





JBI

Plastic2Oil®

Fouling (Petcoke)




Plastic2Oil

JBI

Plastic2Oil

Towers



Compression System



$50k (approx.)

cost reduced to

$2k (approx.)

JBI

Plastic2Oil®

Fuel Storage







JBI

Plastic2Oil®

Emissions

Emissions	Units	Original Stack Test (2010)	Final Stack Test (Dec. 2011)
O_2	%	14.87	15.97
CO	ppm	3.16	3.1
SO_2	ppm	0.23	0.2
NO_X	ppm	86.4	15.1
TNMHC	ppm	0.25	3.92
PM	lbs/hr	0.016	0.002
Hexane	lbs/hr	Not tested	0.00001

Snapshot: 2011 – Q1 2012



Back End Refining
Pre-Melt
Low Nox Burners
Processor No. 2 Online
Input Improvements
Volume Throughputs
2011 Q1 | Q2 | Q3 | Q4
2012 Q1
1st Fuel Sale
Rock-Tenn
Indigo
XTR
Independent 3rd Party Report
Financing
NYDEC Permits
Bulk Fuel License
2nd Stack Test
Rock-Tenn Permits
Amended Permits

JBI

Plastic2Oil

The ‘2% Solution’

INPUT: 1 million lbs. Plastic Feedstock


Petcoke 32,000 lbs (2-4%)
Off-Gas
168,153 lbs
Naphtha
225,201 lbs
No. 6 Fuel
572,726 lbs

Calculations based on SAIC Energy, Environment & Infrastructure, LLC Report, May 14, 2012

JBI

Plastic2Oil


Plastic2Oil

Competitive Differentiators

- Lbs of plastic processed
  - Over 2.3 million lbs to date
- SAIC Report
  - 3rd party validation of commercial viability
- Modular and scalable
- Continuous feed / run
- Spec end-fuel



Transition of the Company



Foundation in place:

- Process validated
- Design is duplicable
- Fuel sale agreements
- Financed to begin roll-out

Next …

- Executive Team

JBI

Plastic2Oil®

Plastic2Oil®

JBI

Plastic2Oil®

Kevin Rauber

CEO & President

JBI

Analysis: Strengths

- Process that works
- Product that compares favorably in industry
- Committed innovator/founder
- Agreements with feedstock suppliers and end-product fuel buyers
- RockTenn – Significant ‘partner’
- Niagara Falls team



Analysis: Targeted Areas for Improvement

- Strategic business plan
- Executive team
- Organizational infrastructure



JBI

Plastic2Oil

Executive Team

Chief Executive Officer (CEO)

Strategic Planning
Stockholder Relations
Financing
Resources

JBI

Plastic2Oil®

Executive Team

Chief Executive Officer (CEO)

Chief Financial Officer (CFO)

Financial Management
Financial Systems
Reporting

JBI

Plastic2Oil

Executive Team

Chief Executive Officer (CEO)

Chief Financial Officer (CFO)

Chief Operating Officer (COO)

Day-to-Day Operations
Efficiency
Plastic Feedstock

JBI

Plastic2Oil®

Executive Team

Chief Executive Officer (CEO)

Chief Financial Officer (CFO)

Chief Operating Officer (COO)

In-House Counsel

Legal Department
Lawsuit Resolution
Mitigate Costs

Executive Team

Chief Executive Officer (CEO)

Chief Financial Officer (CFO)

Chief Operating Officer (COO)

In-House Counsel

Chief of Technology

Processor Operations
Fabrication
R&D

JBI

Plastic2Oil®

Executive Team


Chief
Executive
(CEO)
Financial
Officer
Chief
Operating
Officer
(COO)
ACCOUNTABILITY
In-House
Counsel
Chief of
Technology

Plastic2Oil®

JBI

Key Components of the Business Plan

1. Expand production capacity
2. Procure plastic feedstock
3. Sell fuel and generate revenue
4. Financing growth

Expanded Capacity = Growth



- Manufacture more machines
- Permitting expertise
- Installation logistics

Procure Plastic Feedstock



- Critical to success
- Logistics
- Supplier commitments
  - Right material
  - Volume

Fuel Sales & Revenue

- Consistent production
- Solid business contracts
  - Volume
  - Price



JBI

Financing Growth

- Recent $11.3 million raise
- Sustainable revenue/financing from operations
- Future financing options

Key Components of the Business Plan

1. Expand production capacity
2. Procure plastic feedstock
3. Sell fuel and generate revenue
4. Financing growth

JBI

Niagara Falls Plant



- Processor No. 1
- Processor No. 2
- Processor No. 3
- Plastic processed to date: **over 2.3 million lbs.**

JBI

Plastic2Oil®

RockTenn Partnersh



- Components ordered for first site
- No real estate investment
- Guaranteed feedstock source
  - Waste product off daily production
  - On-site monofil
  - Third party volume

RockTenn

JBI

Divest Subsidiaries: Focus on P2O

PAK-IT™
The only water-soluble liquid packet

February 2012

JAVACO

July 2012

JBI

Plastic2Oil®

Plastic2Oil®

Tony Bogolin

Chief Operating Officer

JBI

Operations: "Simple, But Not Easy"


Feedstock


Processors


Fuel Sales

JBI

Plastic2Oil®

Plastic Procurement

- ‘Ins and Outs’
- Proactive vs reactive
- Contracting for volume commitments
- “Cost to the Processor”
- The right material to maximize throughput


577lbs
tanks
&
Plum
rose

Forecasting Volume Flows



PERMIT: 2,000 lbs. / hr. / Processor
2,000
1,000
0

- Facilitate efficient production
- Maximize processed volume
- Contract pricing vs "spot market" selling

(Graph does not reflect actual operating data.)

Operational Excellence

- Properly organize facilities
- Eliminate non-value-added steps in operations processes
- Metrics to measure performance


Plastic2Oil

JBI

Safety First

- Avoidable accidents are costly and distracting
- Evaluate current practices and future requirements



JBI

Operations: “Simple, But Not Easy”


Feedstock


Processors


Fuel Sales

JBI

Plastic2Oil®

JBI Inc.
Annual General Meeting

July 23, 2012

Plastic2Oil®

Board of Directors

John Wesson
Board Chair, Compensation Committee Chair

Matthew Ingham, CPA
CFO, JBI, Inc.

Kevin Rauber
CEO & President, JBI, Inc.

Auditors

MSCM LLP

Chartered Accountants • Business Advisors

Will Avery

CA Assurance Manager

Jim Molyneux

MBA, CA, Partner

Outside Corporate Counsel

PRYOR CASHMAN LLP

ATTORNEYS AT LAW

Edward Normandin

Partner

(New York, NY)

JBI

Plastic2Oil

Inspector of the Election

Broadridge®

Peter Descovich

Inspector of the Election

JBI

Plastic2Oil®

JBI Inc.
Annual General Meeting

July 23, 2012

Plastic2Oil®

Matters Requiring A Vote

ITEM 1

To elect three directors to hold office for a one year term and until each of their successors are elected and qualified.


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
- ☐ Preliminary Proxy Statement
- ☐ **Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))**
- ☒ Definitive Proxy Statement
- ☐ Definitive Additional Materials
- ☐ Soliciting Material Pursuant to §240.14a-12

JBI, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
- ☒ No fee required.
- ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  - (1) Title of each class of securities to which transaction applies:
  - (2) Aggregate number of securities to which transaction applies:
  - (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Ru which the filing fee is calculated and state how it was determined):
  - (4) Proposed maximum aggregate value of transaction:
  - (5) Total fee paid:
- ☐ Fee paid previously with preliminary materials.
- ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the f was paid previously. Identify the previous filing by registration statement
  - (1) Amount Previously Paid:

JBI

Matters Requiring A Vote

ITEM 2

To consider and vote upon a proposal to approve and adopt the JBI, Inc. 2012 Long-Term Incentive plan.


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ **Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))**
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

JBI, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Ru which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the f was paid previously. Identify the previous filing by registration statement
(1) Amount Previously Paid:

JBI

Matters Requiring A Vote

ITEM 3

To ratify the appointment of MSCM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ **Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)**
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

JBI, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Ru which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the f was paid previously. Identify the previous filing by registration statement
(1) Amount Previously Paid:

JBI

Matters Requiring A Vote

ITEM 4

To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

JBI, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act R… which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the f… was paid previously. Identify the previous filing by registration statement …
(1) Amount Previously Paid:

JBI

Matters Requiring A Vote

ITEM 5

To hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation.



UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ **Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))**
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

JBL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Ru… which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the f… was paid previously. Identify the previous filing by registration statement…
(1) Amount Previously Paid:

Discussion & Questions

Matters Requiring a Vote

Plastic2Oil

General Q&A

Plastic2Oil

JBI

Report of the Inspector

Matters Requiring a Vote

Plastic2Oil

JBI Inc.
Annual General Meeting

July 23, 2012

Plastic2Oil

JBI

JBI Inc.
Annual General Meeting

July 23, 2012

Plastic2Oil®

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